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                                  EXHIBIT 24

                               Power of Attorney
                                  Directors'

                             POWER OF ATTORNEY
                             -----------------

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life Corporation, a Delaware corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint William J. Rushton, III, Drayton Nabers, Jr., John D. Johns, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Form S-8 Registration Statement and the Protective Life Corporation Deferred Compensation Plan for Officers (the "Plan") to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 and, further, to execute and sign any and all amendments to such Registration Statement and/or Plan, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 31st day of December, 1993.

WITNESS TO ALL SIGNATURES:
                                                /s/ William J. Rushton III
                                                ______________________________
                                                William J. Rushton III
/s/ John K. Wright
____________________________
John K. Wright
                                                /s/ John W. Woods
                                                ______________________________
                                                John W. Woods

                                                /s/ Crawford T. Johnson III
                                                ______________________________
                                                Crawford T. Johnson III

                                                /s/ William J. Cabaniss, Jr.
                                                ______________________________
                                                William J. Cabaniss, Jr.

                                                /s/ H. G. Pattillo
                                                ______________________________
                                                H. G. Pattillo

                                                /s/ Drayton Nabers, Jr.
                                                ______________________________
                                                Drayton Nabers, Jr.


                                                /s/ Edward L. Addison
                                                ______________________________
                                                Edward L. Addison

                                                /s/ John J. McMahon, Jr.
                                                ______________________________
                                                John J. McMahon, Jr.

                                                /s/ A. W. Dahlberg
                                                ______________________________
                                                A. W. Dahlberg

                                                /s/ John W. Rouse, Jr.
                                                ______________________________
                                                John W. Rouse, Jr.

                                                /s/ Robert T. David
                                                ______________________________
                                                Robert T. David

                                                /s/ Ronald L. Kuehn, Jr.
                                                ______________________________
                                                Ronald L. Kuehn, Jr.

                                                /s/ Herbert A. Sklenar
                                                ______________________________
                                                Herbert A. Sklenar



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